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                SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549




                             Form 8-K


                          Current Report




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report:  April 12, 1996




                      AT&T CAPITAL CORPORATION



A Delaware                 Commission File             I.R.S. Employer
Corporation                  No. 1-11237               No. 22-3211453






           44 Whippany Road, Morristown, New Jersey 07962-1983

                      Telephone Number (201) 397-3000




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Form 8-K                                      AT&T Capital Corporation
April 12, 1996


Item 5.  Other Events

On April 12, 1996, AT&T Capital Corporation issued a press release which stated, in pertinent part, as follows:

     "Morristown, N.J. -- AT&T Capital Corporation (NYSE-TCC) announced that AT&T Corp. (AT&T), its 86% shareowner, delivered a letter to it today that stated:

      Following AT&T's September 20, 1995 announcement of its intention to separate AT&T into three independent businesses and sell its remaining interest in AT&T Capital Corporation ("Capital"), Capital's Board of Directors authorized Capital's management to retain financial and legal advisors to assist Capital in examining possible public and private sale alternatives. AT&T supported that decision and the initial focus on a possible private sale.'

      As you know, we have been monitoring the situation and now believe it may be appropriate to pursue an underwritten public offering of shares of Capital held by AT&T, while Capital continues to explore private sale alternatives.'

      We are not at this point making a formal request under the Registration Rights Agreement between the companies but anticipate doing so in the near future.'

     Any such offering of AT&T Capital's common stock would be made only by means of a prospectus."


Item 7.  Financial Statements and Exhibits

(c) Exhibits

    Exhibit 99  AT&T Capital Corporation
                Press Release issued April 12, 1996
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Form 8-K                                      AT&T Capital Corporation
April 12, 1996




                               SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         AT&T CAPITAL CORPORATION








                                       By: Edward Dwyer
                                           Chief Financial Officer



April 16, 1996






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Form 8-K                                      AT&T Capital Corporation
April 12, 1996


                            EXHIBIT INDEX


Exhibit
Number
_______

  99   AT&T Capital Corporation Press Release issued April 12, 1996